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                                                                  EXHIBIT 10.3.7


                 THIRD NOTE MODIFICATION AND EXTENSION AGREEMENT

         This Third Note Modification and Extension Agreement (this "Agreement") is entered into as of the ____ day of January, 1998, by and between The Huntington National Bank (hereinafter the "Bank") and CASCO International, Inc., fka CA Short Company (hereinafter the "Borrower").

                                   WITNESSETH:

         A. As of December 31, 1996, the Bank and the Borrower entered into and executed a certain Loan and Security Agreement which has been modified and amended pursuant to a First Amendment to Loan and Security Agreement dated as of June 30, 1997, a Second Amendment to Loan and Security Agreement dated as of September 30, 1997, and a Third Amendment to Loan and Security Agreement dated as of even date herewith (hereinafter collectively the "Loan Agreement"); and

         B. As of December 31, 1996, the Borrower executed and delivered to the Bank, inter alia, a certain Revolving Note in the original principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00) which has been modified and amended pursuant to a Note Modification and Extension Agreement dated as of June 30, 1997, and a Note Modification Agreement dated as of September 30, 1997 (hereinafter collectively the "Note"); and

         C. To secure the repayment of the Note, the Borrower granted to the Bank (a) a security interest in the collateral described in the Loan Agreement, and (b) a deed of trust upon certain real property owned by the Borrower and located in Cleveland County, North Carolina, (hereinafter collectively the "Real and Personal Property"); and

         D. The Bank's security interests and deed of trust in the Real and Personal Property were perfected properly by the filing of financing statements and the recording of a deed of trust and security agreement with various recording authorities; and

         E. In connection with the Loan Agreement and the Note, the Borrower executed and delivered to the Bank certain other loan documents, a lockbox agreement, consents, assignments, security agreements, a deed of trust and security agreement, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

         F. The Borrower remains the owner of the Real and Personal Property and the Bank holds the Loan Documents; and

         G. The Borrower and the Bank desire and are willing to amend and modify the terms of the Note.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Borrower and the Bank, for themselves and their successors and assigns do hereby agree, recite, represent and warrant as follows:

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         1. The first paragraph on page 1 of the Note is hereby amended to recite in its entirety that:

                  $5,500,000.00          Columbus, Ohio       December 31, 1996

                           FOR VALUE RECEIVED, the undersigned promises to pay
                  to the order of The Huntington National Bank (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Five Million Five Hundred Thousand Dollars ($5,500,000.00) or so much thereof as shall have been advanced by the Bank at any time and not thereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time and in the manner hereinafter provided. Notwithstanding the foregoing, upon and after the release by the Bank of its deed of trust against the real property owned by the undersigned and located in Cleveland County, North Carolina, the Principal Sum shall not at any time exceed Three Million Three Hundred Thousand Dollars ($3,300,000.00). The proceeds of the loan evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note (this "Note") and prior to maturity. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned, or the undersigned's authorized agent. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest.

         2. The second paragraph on page 1 of the Note is hereby amended to recite in its entirety that:

                           This Note is executed and the advances contemplated
                  hereunder are to be made pursuant to a Loan and Security Agreement by and between the undersigned and the Bank dated December 31, 1996, and all amendments, modifications, and supplements thereto from time to time, including without limitation a certain First Amendment to Loan and Security Agreement dated as of June 30, 1997, a certain Second Amendment to Loan and Security Agreement


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                  dated as of September 30, 1997, and a certain Third Amendment to Loan and Security Agreement dated as of January ____, 1998 (hereinafter collectively called the "Loan Agreement"), and all the covenants, representations, agreements, terms, and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

         3. The section titled "Manner of Payment" of the Note is hereby amended to recite in its entirety that:

                  MANNER OF PAYMENT

                           The Principal Sum shall be due and payable on January
                  1, 1999, and at maturity, whether by demand, acceleration or otherwise. Accrued interest shall be due and payable monthly beginning on February 1, 1997, and continuing on the 1st day of each month thereafter, and at maturity, whether by demand, acceleration or otherwise.

         4. The Borrower hereby covenants and agrees that the Bank's agreement in this Agreement to extend the maturity of the Note shall not be construed and shall not be the Bank's agreement to further modify or extend the Note.

         5. The Borrower represents and warrants that no "Event of Default," as defined in the Loan Agreement, has occurred and is continuing, nor will any such Event of Default occur immediately after the delivery of this Agreement by the performance or observance of any provision hereof.

         6. Nothing contained in this Agreement shall be construed to affect, modify, or cure in any manner, or effect a waiver of the occurrence and/or continuance of any Event of Default, or default or breach of any term, condition, covenant or agreement contained in the Loan Agreement, the Note, the Loan Documents, or any other agreement executed in connection therewith.

         7. Except as modified herein, the Note, the Loan Agreement, the Loan Documents and all other agreements as to payment, guarantee of payment or security executed in connection therewith shall remain as written originally and in full force and effect in all respects, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder.

         8. The Borrower agrees to perform and observe all of the covenants, agreements, stipulations, and conditions to be performed under the Note, the Loan Agreement, Loan Documents, and all other related agreements, as amended hereby. Except as modified by this Agreement, all the terms, conditions and covenants of the Note, the Loan Agreement, the Loan Documents and any other related agreements shall remain as originally written.

         9. The Borrower agrees to execute such continuation statements, financing statements, or other documents, if any, as may be necessary or desirable to continue in full force and effect the security interest granted to the Bank.


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         10. THIS AGREEMENT shall become effective only upon its execution by all parties hereto.

         IN WITNESS WHEREOF, the Borrower and the Bank have hereunto set their hands as of the date first set forth above.

                                                   BORROWER:

                                                   CASCO INTERNATIONAL, INC.

                                                   By:
                                                      --------------------------
                                                   Its:
                                                       -------------------------



                                                   BANK:

                                                   THE HUNTINGTON NATIONAL BANK

                                                   By:
                                                      --------------------------
                                                   Its:
                                                       -------------------------


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